10 Year Anniversary July 2012 Exhibit 99.1

Key Objectives:
2002 - 2012
•
Build a firm that transcends a talented founder by creating a world-class research department supporting multiple products that produce superior returns for our clients.
•
Manage our company the same way as companies that we would own in our clients’ portfolios:
•
Generate strong free cash flow
•
High incidence of insider ownership across all levels of the business
•
Shareholder friendly philosophy of sharing excess cash in the form of dividend or stock buybacks
•
Stable to improving Return on Equity
•
Meaningful dividend payout
•
Strong and improving balance sheet
•
Strong record of value creation
•
Acquire mutual fund assets opportunistically and private wealth businesses selectively
•
Build high quality businesses where demand supports potential for growth
•
Support our community with both time and resources
•
Create shareholder value and perform well vs. our peers and the broad market indices
2

Domestic Research Groups
Westwood
International
Consumer/Health Care
(CASH)
Energy/Materials/Utilities
(EMU)
Financials/REITs
(MONEY)
Industrials/Technology
(CHIPS)
Global
Research
• 43 People
• Attended schools in 10
states
• 2 countries (US, China)
• 7 CFA Charterholders
• 8 advanced degrees
• 14 Investment Professionals
• 93 People
• Attended schools in
23 states
• 8 countries
• 28 CFA Charterholders
• 32 Advanced degrees
• 38 Investment Professionals
Long-Term Employee Retention
24 of 43 (55%) people employed in 2002 are still at Westwood*
33 of 52 (63%) people including Omaha are still at Westwood
*Departures:  11 family/retirement; 4 new positions; 4 involuntary
3
Our Employees - 2012
Our Employees - 2002
Create a world class, independent Research Department
staffed with talented professionals

Develop and Support Multiple Product Investment Strategies
LargeCap Value
Balanced
Enhanced Balanced
Fixed Income
LargeCap Value – SRI
REIT
SMidCap Value
AllCap Value
4
Income Opportunity
MLP
SmallCap Value
130/30
MidCap Value
Global Strategic Diversification
SMidCap Value Plus+
Dividend Growth
Emerging Markets
Emerging Markets Plus+
Global Equity
Global Dividend
New products introduced
LargeCap Value
Balanced
Enhanced Balanced
Fixed Income
LargeCap Value – SRI
REIT
SMidCap Value
AllCap Value
7
16
4
2002 2012
International
Domestic
Investment Strategies Offered

Generate Superior Performance for our Clients 5 0% 1% 2% 3% 4% 5% 6% 7% LargeCap Value Dividend Growth AllCap Value SMidCap Value Annualized Alpha Generation July 1, 2002 – June 30, 2012

Generate Superior Performance for our Clients
6
0%
1%
2%
3%
4%
5%
Income Opportunity MLP SmallCap Value
Annualized Alpha Generation of Newer Products
Jan ‘03 – June ‘12
Jan ‘03 – June ‘12 Jan ‘04 – June ‘12
Inception –
June 30, 2012

Manage our company in the same manner as portfolio companies
Peer Comparison
Generate strong free cash flow
High incidence of insider ownership across all levels of the business
Shareholder friendly philosophy of sharing excess cash in the form of dividend or stock buybacks
Stable to improving Return on Equity
Meaningful dividend payout
Strong and improving balance sheet
Strong record of value creation
Westwood Peer Median
Return on Equity
22.5%
22.1%
Current Yield 4.0% 2.6%
Dividend Payout 68% 42%
Debt/Capital
0%
17%
Insider Ownership
32%
9%
7
Peer group:  AB, AMG, ART, BEN, BLK, CLMS, CNS, DHIL, EPHC, EV, FII, GBL, IVZ, JNS, PZN, TROW, VRTS, WDR

Manage our company in the same manner as portfolio companies
8
GAMCO Investors
Third Avenue Management LLC
BlackRock
The Vanguard Group Inc.
Dimensional Fund Advisors, Inc.
Northern Trust Investments
Royce & Associates LLC
State Street Global Advisors
Directors and employees own 32% of Westwood
Shareholders maintaining ownership for the past decade (since inception):
2002
Shareholders maintaining ownership for the past five years:
2007
Insider Ownership

Quarterly Dividend History (per share)
Excludes special dividends
Manage our company in the same manner as portfolio companies
Support a growing dividend
9
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Q4
Q3
Q2
Q1

Manage our company in the same manner as portfolio companies
Dividend History ($ per year)
*data as of 6/30/12
•
We have paid total dividends of $82 million since we have been public ($12.02/share)
•
WHG Dividend Yield 4.0% vs. asset management peer group median at 2.6%*
10
$0
$2,000,000
$4,000,000
$6,000,000
$8,000,000
$10,000,000
$12,000,000
$14,000,000
2002 2003
2004 2005 2006 2007 2008 2009 2010 2011 YTD 2012
Special Dividends
Quarterly Dividends

Manage our company in the same manner as portfolio companies
11
$15
$52
13.0% CAGR
Debt, $0 Debt, $0
$17
$71
15.7% CAGR
$0
$10
$20
$30
$40
$50
$60
$70
$80
6/30/2002 6/30/2012
Cash & Investments Debt Shareholders' Equity
Maintain conservative and growing balance sheet

Philadelphia Fund
McCarthy Group Advisors
12
•
Timely opportunity to purchase assets to enhance asset growth of Westwood
Funds
•
Attractive, growing market with limited competition
•
Strong cultural alignment of values
•
High average account balances
•
Strong financial operating history
•
Will benefit from our operational efficiencies and product depth
Acquire mutual fund assets opportunistically
and private wealth businesses selectively

Build high quality businesses where
demand supports potential for growth
2002
$0
2012
$1.5 billion
13
Westwood Funds™ Lineup:
Mutual fund assets have grown to 11% of total AUM
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
Data as of 6/30/2012
Balanced Fund (WHGBX)
Dividend Growth Fund (WHGDX)
Short Duration High Yield Fund
(WHGHX)
Income Opportunity Fund (WHGIX,
WWIAX)
LargeCap Value Fund (WHGLX, WWLAX)
SMidCap Fund (WHGMX)
SMidCap Plus Fund (WHGPX)
SmallCap Value Fund (WHGSX)

Build high quality businesses where
demand supports potential for growth
Westwood International Advisors
14
•
Consensus view of Global and Emerging markets as more of an
attractive growth opportunity for investors vs. developed markets
•
Plan sponsors continue to re-balance asset allocation models with increased allocations to global and emerging market equities
•
Westwood International Advisors team has demonstrated success in the past and has been well received by prospective institutional clients

Committed to supporting our community with both time and resources Served 27,300 meals 15 Sponsored and helped build 7 houses

Trailing twelve months
16
$0
$10,000,000
$20,000,000
$30,000,000
$40,000,000
$50,000,000
$60,000,000
$70,000,000
$80,000,000
Q2
2002
Q4
2002
Q2
2003
Q4
2003
Q2
2004
Q4
2004
Q2
2005
Q4
2005
Q2
2006
Q4
2006
Q2
2007
Q4
2007
Q2
2008
Q4
2008
Q2
2009
Q4
2009
Q2
2010
Q4
2010
Q2
2011
Q4
2011
Q2
2012
Create shareholder value and perform well vs. peers and market
Revenue History

Create shareholder value and perform well vs. peers and market Market Cap History 17 $65 $115 $165 $215 $265 $315 $365

Market Cap History
WHG vs. S&P 500
Indexed to 100 at 7/31/02
Create shareholder value and perform well vs. peers and market
Market Cap History vs. broad market
18
0
50
100
150
200
250
300
350
400
450
500
Jul-02 Jul-03 Jul-04 Jul-05 Jul-06 Jul-07 Jul-08 Jul-09 Jul-10 Jul-11
WHG Market Value (15.7% annual growth)
S&P 500 Market Value (3.9% annual growth)

19
Create shareholder value and perform well vs. peers and market
Performance Comparison WHG vs. S&P 500 and Russell 2000
Since listing on the NYSE in June 2002, WHG has outperformed both the S&P 500 and the Russell 2000 indices
Time Period: 6/02 – 6/12
All values indexed to 100
Source: FactSet

Total Return Since 2002 WHG Spin-off
*data as of 6/30/12
Create shareholder value and perform well vs. peers and market
Create shareholder value together
+
20
Artio Global Investors
Pzena Investment Mgmt
Janus Capital Group Inc.
Calamos Asset Management
AllianceBernstein Holding LP
Federated Investors, Inc.
Gamco Investors
Invesco Ltd.
Waddell & Reed Financial
Eaton Vance Corp.
Affiliated Managers Group
Franklin Resources
Cohen & Steers
WHG
BlackRock, Inc.
T. Rowe Price Group
Virtus Investment Partners
Epoch Holding Corp
Diamond Hill Investment Group
- 200% - 100% 0% 100% 200% 300% 400% 500%
-86%
-75%
54%
-33%
-32%
-5%
54%
74%
76%
112%
162%
213%
254%
350%
361%
374%
2032%
1739%
671%
-

Employees – 10 years +
21
Susan Byrne
Richard Jarvis
Patricia Fraze
Kellie Stark
Brian Casey
Randy Root
C. J. MacDonald
Michelle Neber
Jackie Finley
Stefanie kennedy
Marcie Russmann
Kim Calhoun
Denise Vermett
Sylvia Fry
Crystal Leiva
Andrea McMahon
Rolanda Williams
Jean Kenkel
Kari Saenz
Mark Freeman
Melissa McMillian
Art Burtscher
Susan Ware
Nora Donnelly
Lisa Dong
Monica Cornwall
Jay Singhania
Susan Burkhard
Bill Hardcastle
Kim Gor
Craig Whitten

Employees – 5 years +
22
Graham Wong
Todd Williams
Porter Montgomery
David Spika
Scott Lawson
Laura Willmann
Julie Gerron
Michael Wall
Ragen Stienke
Kara Axley
Nicholas Wilwerding
Nick English
Martha Gummer
Clodette Turner
Mark Dunbar
Joan Bonn
Natalie Harrison

Domestic Equity Strategies
SmallCap
Value
1/1/04
SMidCap
Value *
1/1/02
closed
SMidCap
Value Plus+
7/1/10
MidCap
Value
10/1/07
LargeCap
Value
1/1/87
AllCap
Value
7/1/02
Dividend
Growth
11/1/93
Specialized Solutions
Income Opportunity
1/1/03
LargeCap Value – Socially
Responsible Investing
1/1/98
Infrastructure Renewal
1/1/03
Enhanced Balanced™
1/1/93
*The institutional track record started January 1, 2002.
Westwood Products
Global/Emerging Markets Strategies
Global  Equity
7/1/12
Global  Dividend
7/1/12
Emerging Markets
7/1/12
Emerging Markets Plus+
7/1/12
23
Master Limited Partnership

Improving Business Mix 24